Exhibit 99.3

TENDER AND VOTING AGREEMENT

This TENDER AND VOTING AGREEMENT (this “Agreement”), dated as of August 3, 2016, is by and among Solomon Holding, LLC, a Delaware limited liability company (“Parent”), Solomon Merger Subsidiary, Inc., a Delaware corporation (“Merger Subsidiary”), and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”).

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.001 per share (“Company Common Stock”), of Sizmek Inc., a Delaware corporation (the “Company”), set forth opposite such Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any shares of Company Common Stock that are hereafter issued to or otherwise acquired or owned by any Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”);

WHEREAS, Parent, Merger Subsidiary and the Company intend to enter into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for Merger Subsidiary to commence a cash tender offer for all of the issued and outstanding Common Stock of the Company (the “Offer”) and the merger of the Company and Merger Subsidiary (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Subsidiary have required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in such Stockholder’s capacity as a holder of the Subject Shares and, if applicable, Company Options) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER

1.1                               Agreement to Tender.  Each Stockholder agrees to validly tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (as defined below) (other than Permitted Encumbrances (as defined below)).  Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than (10) Business Days after, the commencement of the Offer, each Stockholder shall (i) deliver pursuant to the terms of the Offer (A) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer, (B) a Certificate representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares, and (C) all other documents or instruments required to be delivered by stockholders of the Company (the “Company Stockholders”) pursuant to the terms of the Offer, or (ii) instruct such Stockholder’s broker or such other Person that is the holder of record of any Subject Shares beneficially owned by such Stockholder to tender such Subject Shares pursuant to and in accordance with clause (i) of this Section 1.1 and the terms of the Offer.  Each Stockholder agrees that, once such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw any of such Subject Shares from the Offer, unless and until the earliest of (A) the Offer shall have been terminated in accordance with the terms of the Merger Agreement, (B) this Agreement shall have been terminated in accordance with its terms or (iii) such date and time as any amendment or change to the Offer or Merger Agreement is effected without each Stockholder’s consent that (A) decreases the Offer Price, (B) materially and adversely affects such Stockholder or (C) violates Section 2.01(b) of the Merger Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and Merger Subsidiary as to such Stockholder, severally but not jointly, that:

2.1.                            Organization; Authorization; Binding Agreement.  If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder.  Such Stockholder has full power and authority to execute, deliver and perform this Agreement.  This Agreement has been duly and validly executed and delivered by such Stockholder, and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Applicable Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a Legal Proceeding in equity or at law).

2.2.                            Non-Contravention.  The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (i) violate any Applicable Law applicable to such Stockholder or such Stockholder’s Subject Shares or, if applicable, Company Options, (ii) except as may be required by applicable securities law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of the Subject Shares or, if applicable, Company Options pursuant to, any Contract, agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on such Stockholder or any Applicable Law, or (iii) if such Stockholder is an entity, violate any provision of such Stockholder’s organizational documents.

2.3.                            Ownership of Subject Shares, Company Options; Total Shares.  Such Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and, if applicable, Company Options and has good and marketable title to such Subject Shares and, if applicable, Company Options free and clear of any Liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares and, if applicable, Company Options (collectively, “Encumbrances”), except as provided hereunder or pursuant to any applicable restrictions on transfer under the 1933 Act (collectively, “Permitted Encumbrances”).  The Subject Shares and Company Options listed on Schedule A opposite such Stockholder’s name constitute all of the Company Securities beneficially owned by such Stockholder as of the date hereof, and such Stockholder neither holds nor has any beneficial ownership in any other Company Securities.  Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares or, if applicable, Company Options.

2.4.                            Voting Power.  Other than as provided in this Agreement, such Stockholder has full voting power, with respect to such Stockholder’s Subject Shares and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares and, if applicable, Company Options.  None of such Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5.                            Reliance.  Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of such Stockholder’s own choosing.  Such Stockholder understands and acknowledges that Parent and Merger Subsidiary are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6                               Absence of Litigation.  With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares and, if applicable, Company Options) that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder.

2.7                               Brokers.  No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of such Stockholder, on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

Each of Parent and Merger Subsidiary represent and warrant to each of the Stockholders, jointly and severally, that:

3.1.                            Organization; Authorization.  Each of Parent and Merger Subsidiary is duly organized, validly existing and in good standing under the Applicable Laws of the State of Delaware.  The consummation of the transactions contemplated hereby are within each of Parent’s and Merger Subsidiary’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and Merger Subsidiary .  Each of Parent and Merger Subsidiary have full corporate power and authority to execute, deliver and perform this Agreement.

3.2.                            Binding Agreement.  This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Subsidiary and constitutes a legal, valid and binding obligation of Parent and Merger Subsidiary enforceable against Parent and Merger Subsidiary in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Applicable Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a Legal Proceeding in equity or at law).

3.3.                            Non-Contravention.  The execution and delivery of this Agreement by each of Parent and Merger Sub does not, and the performance by each of Parent and Merger Sub of its respective obligations hereunder and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby will not (i) violate any Applicable Law applicable to Parent or Merger Sub, (ii) except as may be required by applicable securities law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of its assets or properties pursuant to, any Contract, agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on Parent or Merger Sub or any Applicable Law, , or (iii) violate any provision of Parent’s or Merger Sub’s respective organizational documents.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees, severally but not jointly, that until the termination of this Agreement:

4.1.                            Voting of Subject Shares.

(a)  At every meeting of the Company Stockholders called during the Voting Period, and at every adjournment or postponement thereof during the Voting Period, such Stockholder shall, or shall cause the holder of record on any applicable record date to, appear or otherwise cause such Stockholder’s Subject Shares to be counted as present for purposes of establishing a quorum at any such meeting of Company Stockholders and vote such Stockholder’s Subject Shares (to the extent that any of the Subject Shares are not purchased in the Offer) (the “Vote Shares”) (i) in favor of (A) the adoption and approval of the Merger Agreement and the transactions contemplated thereby, and (B) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (ii) against (A) any Acquisition Proposal or (B) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of the Merger Agreement by the Company or result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and/or (iii) in favor of any other matter expressly contemplated by the Merger Agreement and necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company Stockholders.  For the purposes of this Agreement, “Voting Period” shall mean the period commencing on the date hereof and ending immediately prior to any termination of this Agreement pursuant to Section 5.2 hereof.

4.2.                            No Transfer; No Inconsistent Arrangements.  Except as provided hereunder (including pursuant to Section 1.1 or Section 4.1) or under the Merger Agreement, such Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any or all of such Stockholder’s Subject Shares and, if applicable, Company Options, (ii) transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any or all of such Stockholder’s Company Securities, including any Subject Shares and Company Options, or any right or interest therein (or consent to any of the foregoing), (iii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of such Stockholder’s Subject Shares and, if applicable, Company Options, or any right or interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of such Stockholder’s Subject Shares and, if applicable, Company Options, (v) deposit or permit the deposit of any or all of such Stockholder’s Company Securities, including any Subject Shares, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Company Securities, including the Subject Shares, or (vi) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect.  Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined.  If any involuntary Transfer of any or all of such Stockholder’s Subject Shares and, if applicable, Company Options shall occur (including, if applicable, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares and, if applicable, Company Options subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.  Such Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any Company Securities for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement.  Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares and, if applicable, Company Options (a) to any “Permitted Transferee” (as defined below), in which case the Subject Shares and, if applicable, Company Options shall continue to be bound by this Agreement and provided that any such Permitted Transferee agrees in writing to be bound by the terms and conditions of this Agreement prior to the consummation of any such Transfer; (b) with respect to any Company Options which expire on or prior to an applicable Expiration Date, to the Company for purpose of a net exercise permitted under the documents related to such Company Options (pursuant to which any Common Stock issued by the Company would be Subject Shares); or (c) as Parent may otherwise agree in writing in its sole discretion.  If so requested by Parent, such Stockholder agrees that the Subject Shares and, if applicable, Company Options shall bear a legend stating that the respective Subject Shares, Company Options are subject to this Agreement, provided such legend shall be removed upon the valid termination of this Agreement.  A “Permitted Transferee” means, with respect to any Stockholder, (i) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild, or adopted grandchild of such Stockholder, (ii) any charitable organization described in Section 170(c) of the Code, (iii) any trust, the beneficiaries of which include only the Persons named in clause (i) or (ii) of this definition, or (iv) any corporation, limited liability company, or partnership, the stockholders, members, and general or limited partners of which include only the Persons named in clause (i) or (ii) of this definition.

4.3.                            No Exercise of Appraisal Rights; Actions.  Such Stockholder (i) waives and agrees not to exercise any appraisal rights (including pursuant to Section 262 of Delaware Law) in respect of such Stockholder’s Subject Shares that may arise with respect to the Offer and the Merger and (ii) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

4.4.                            Documentation and Information.  Such Stockholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent.  Such Stockholder consents to and hereby authorizes Parent and Merger Subsidiary to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Subsidiary reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares and/or, if applicable, Company Options, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Merger Subsidiary may in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority.  Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

4.5.                                   No Solicitation.

(a)                                        Such Stockholder shall not, nor shall such Stockholder authorize or permit any of such Stockholder’s Representatives to, directly or indirectly, (a) solicit, initiate or knowingly facilitate or encourage any proposals or inquiries that constitutes, or is reasonably likely to lead to, an Acquisition Proposal, (b) enter into, continue or participate in any discussions or negotiations regarding any Acquisition Proposal or any proposal or inquiry that is reasonably likely to lead to any Acquisition Proposal, or (c) furnish to any Person (other than Parent, Merger Subsidiary or their Representatives) any confidential information relating to the Company to any Third Party with respect to inquiries regarding, or the making of, an Acquisition Proposal, except as permitted by the Merger Agreement.  Such Stockholder shall immediately cease and cause to be terminated any discussions or negotiations pending as of the date hereof regarding any Acquisition Proposal to the same extent that the Company and its Representatives are required by the Merger Agreement.

4.6                                      Adjustments.  In the event (a) of  any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares or (b) that such Stockholder shall become the beneficial owner of any additional shares of Common Stock, then the terms of this Agreement shall apply to the shares of Common Stock held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder.  In the event that any such Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4.1 hereof, then the terms of Section 4.1 hereof shall apply to such other securities as though they were Subject Shares hereunder.

ARTICLE V

MISCELLANEOUS

5.1.                            Notices.  Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing (including facsimile transmission) and shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt, otherwise any such notice, request or communication shall be deemed not to have been received on the next succeeding Business Day in the place of receipt, in each case addressed as follows: (i) if to Parent or Merger Subsidiary, in accordance with the provisions of the Merger Agreement and (ii) if to a Stockholder, to such Stockholder’s address, facsimile number or e-mail address set forth on a signature page hereto, or to such other address, facsimile number or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

5.2.                            Termination.  This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the date the Offer shall have terminated or the Expiration Date shall have occurred, in each case without acceptance for payment of the Subject Shares pursuant to the Offer, (iv) the date of any material modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to the Stockholder pursuant to the Merger Agreement as in effect on the date hereof, (v) the occurrence of an Adverse Recommendation Change pursuant to and in accordance with Section 6.04(d) of the Merger Agreement and (vi) the mutual written consent of all of the parties hereto.  Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any termination of this Agreement.

5.3.                            Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

5.4.                            Expenses.  All costs and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such cost or expense, whether or not the Offer or the Merger is consummated.

5.5.                            Binding Effect; Benefit; Assignment.  The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of Applicable Law or otherwise) without the prior written consent of the other parties, except to the extent that such rights, interests or obligations are assigned pursuant to a Transfer expressly permitted under Section 4.2.  No assignment by any party shall relieve such party of any of its obligations hereunder.  Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

5.6.                            Governing Law; Venue.  (a)  This Agreement and all claims and causes of action arising in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

(b)                                 The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought exclusively in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.1 shall be deemed effective service of process on such party.

(c)                                  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE NEGOTIATION, VALIDITY OR PERFORMANCE OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6(c).

5.7.                            Counterparts; Delivery by Facsimile or Email.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). At the request of any party, each other party shall re-execute original forms thereof and deliver them to all other parties.  No party shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine or by email with facsimile or scan attachment as a defense to the formation of a contract, and each such party forever waives any such defense.

5.8.                            Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

5.9.                            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

5.10.                     Specific Performance.

(a)                                 The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement.

(b)                                 The parties agree not to raise any objections to (i) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Stockholders, on the one hand, or Parent and Merger Subsidiary, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholders pursuant to this Agreement. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

5.11                        Headings.  The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12.                     Mutual Drafting.  Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

5.13.                     Further Assurances.  Parent, Merger Subsidiary and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws and regulations, to perform their respective obligations under this Agreement.

5.14.                     Interpretation.  Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) words of one gender shall be construed to apply to each gender; and (v) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement.

5.15                        Capacity as Stockholder.  Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of such Stockholder or any affiliate, employee or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company.

5.16                        No Agreement Until Executed.  This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed by all parties hereto.

5.17                        No Ownership Interest.  Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Subsidiary any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Stockholder, and neither Parent nor Merger Subsidiary shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Shares, except as otherwise provided herein.

5.18                        Stockholder Obligations Several and Not Joint.  The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

[Signature Page Follows]

The parties are executing this Agreement on the date set forth in the introductory clause.

SOLOMON HOLDING, LLC

By:	/s/ Alex Beregovsky
	Name:	Alex Beregovsky
	Title:	President

SOLOMON MERGER SUBSIDIARY, INC.

By:	/s/ Alex Beregovsky
	Name:	Alex Beregovsky
	Title:	President

[Signature Page to Tender and Voting Agreement]

/s/ Scott K. Ginsburg
Scott K. Ginsburg

Address for Notices

3500 Beverly Drive
Dallas, TX 75205

[Signature Page to Tender and Voting Agreement]

Schedule A

Name of Stockholder	No. Shares	No. Company Options

Scott K. Ginsburg	2,907,624	—

[Schedule A to Tender and Voting Agreement]